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                                                                   EXHIBIT 10.54

                                                                  EXECUTION COPY

                             Dated 22 September 2004

                          HUTCHISON TELECOMMUNICATIONS
                          INVESTMENT HOLDINGS LIMITED                   (1)

                          HUTCHISON TELECOMMUNICATIONS
                          INTERNATIONAL LIMITED                         (2)

                     ---------------------------------------

                                SALE PURCHASE AND
                             LOAN TRANSFER AGREEMENT

                                   relating to

                          HUTCHISON TELECOMMUNICATIONS
                     INTERNATIONAL (CAYMAN) HOLDINGS LIMITED

                     ---------------------------------------

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THIS AGREEMENT is made the 22nd day of September 2004

BETWEEN:

1. HUTCHISON TELECOMMUNICATIONS INVESTMENT HOLDINGS LIMITED, a company incorporated with limited liability in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Vendor"); and

2. HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LIMITED, a company incorporated with limited liability in the Cayman Islands whose registered office is at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies, Cayman Islands (the
     "Purchaser").

WHEREAS:-

A. HUTCHISON TELECOMMUNICATIONS INTERNATIONAL (CAYMAN) HOLDINGS LIMITED (the "Company") (Registration Number CT-134188) is a company incorporated under the laws of the Cayman Islands with limited liability, further particulars of which are set out in Schedule 1.

B.   The Company holds interest in the Group Companies, as set out in Schedule
     2.

C.   There is outstanding and owing by the Company to the Vendor the Sale Loans.

D.   The Vendor is the beneficial owner and registered holder of the Sale
     Interest.

D. The Vendor wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Vendor, the Sale Interest on the terms and subject to the conditions set out herein.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the Recitals and the Schedules), the words and expressions set out below shall have the respective meanings attributed to them below unless the context otherwise requires:-

     "Business Day"           a day on which banks are open for business in Hong
                              Kong (excluding Saturday or Sunday);

     "Completion"             completion of the sale and purchase of the Sale
                              Shares in accordance with the terms and conditions of this Agreement;

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     "Consideration Shares"   3,695,082,194 shares of HK$0.25 each in the
                              Purchaser;

     "Group Companies"        the Company and its subsidiaries and associated
                              companies;

     "HK$"                    Hong Kong dollars, the lawful currency of Hong
                              Kong;

     "Hong Kong"              the Hong Kong Special Administrative Region of the
                              People's Republic of China;

     "Sale Interest"          the Sale Shares and the Sale Loans;

     "Sale Loans"             the outstanding loans of HK$5,730,750,453.92,
                              US$1,045,420,154.18 and THB46,695,829.29 owed by
                              the Company to the Vendor;

     "Sale Shares"            one share of US$1.00 in the Company;

     "US$" United States dollars, the lawful currency of the United States; and

1.2 Unless the context otherwise requires, words importing the singular only shall include the plural and vice versa and words importing natural persons shall include corporations and unincorporated associations and vice versa.

1.3 The descriptive headings contained in this Agreement are for the purpose of convenience only and do not form part of and shall not affect the construction of this Agreement or any part thereof.

1.4 References to Clauses and Schedules are to the clauses of and the schedules to this Agreement and references to sub-clauses, paragraphs and sub-paragraphs are to sub-clauses of the Clauses, paragraphs of the sub-clauses and sub-paragraphs of the paragraphs where they respectively appear.

1.5 Reference to any statute or statutory provision shall where the context so admits or requires be construed as reference to those provisions as respectively amended, consolidated, extended, modified or re-enacted from time to time, and shall include any other order, regulations, instruments or other subordinate legislation made under the relevant statute.

1.6 The Schedules form an integral part of this Agreement and shall have the full force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall, unless the context otherwise requires, include the Schedules.

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2.   SALE AND PURCHASE

2.1 Upon and subject to the terms and conditions of this Agreement, the Vendor as legal and beneficial owner of the Sale Interest, shall sell or procure the sale of, and the Purchaser shall purchase, the Sale Interest free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever but together with all rights attached, accrued or accruing thereto and all dividends and distributions declared, made or paid or agreed to be made or paid thereon after the date hereof.

2.2 No party shall be obliged to complete the sale or purchase of any of the Sale Shares unless the sale and purchase of the Sale Loans is completed simultaneously.

2.3 In consideration for the sale of the Sale Interest, the Purchaser shall issue to the Vendor the Consideration Shares.

3.   COMPLETION

3.1 Completion shall take place simultaneously with the signing of this Agreement at 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong or at such other place or time as the parties hereto may agree, when all (but not part only) of the businesses set out in Clauses 3.3 to 3.4 shall be transacted.

3.2 On or before Completion, the Vendor shall procure that a board meeting of the Company is held at which resolutions shall be passed approving the registration of the transfer of the Sale Shares to the Purchaser.

3.3  At Completion, the Vendor shall deliver or procure to be delivered to the
     Purchaser:

     (a) share certificate(s) for the Sale Shares in the name of the Vendor or its nominee;

     (b) instrument(s) of transfer executed by the Vendor in relation to the Sale Shares in favour of the Purchaser;

     (c) a certified extract of the resolutions of the board of directors of the Company referred to in Clause 3.2; and

     (d) a certified extract of its board (and, if required, shareholders') resolutions approving the execution of this Agreement and such other documents and deeds as may be required relating to the transactions contemplated hereby.

3.4  At Completion, the Purchaser shall:

     (a)  issue to the Vendor the Consideration Shares; and

     (b) deliver or procure to be delivered to the Vendor share certificate(s) for the Consideration Shares in the name of the Vendor or its nominee and such documents and deeds as may be required relating to the transactions

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          contemplated hereby.

4.   VENDOR'S WARRANTIES

4.1  The Vendor hereby warrants to the Purchaser that:

     (i) the Vendor being the legal and beneficial owner of the Sale Interest is entitled to sell and transfer the Sale Interest and pass full legal and beneficial ownership thereof to the Purchaser free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever;

     (ii) the Vendor has the power and authority to enter into this Agreement, and to perform its obligations hereunder and enter into all transactions contemplated by this Agreement and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Agreement and the documents herein contemplated;

     (iii) the execution and delivery of, and the performance by the Vendor of its obligations under this Agreement will not result in a breach of any provision of the memorandum or articles of association of the Vendor or any Group Company;

     (iv) this Agreement constitutes and when executed will constitute valid, legal and binding obligations on the part of the Vendor in accordance with its terms;

     (v) the Sale Shares represent the entire issued and allotted share capital of the Company and are fully paid up;

     (vi) the Sale Loans represent the total amount of loans outstanding and owing by the Company to the Vendor;

     (vii) no indebtedness (actual or contingent) is outstanding between the Vendor and each of the Group Companies; and

     (vii) the information contained in Schedules 1 and 2 is true and accurate.

4.2 The Vendor shall forthwith notify the Purchaser upon becoming aware of any event which is expected to cause any of the Vendor's warranties in Clause
     4.1 to be incorrect, misleading or breached in any material respects.

4.3 The Vendor's warranties set out in each paragraph of Clause 4.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Agreement

5.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

5.1  The Purchaser hereby represents and warrants to the Vendor that:

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     (a)  the Purchaser has the power and authority to enter into this
          Agreement, and to perform its obligations hereunder and enter into all transactions contemplated by this Agreement and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Agreement and the documents herein contemplated;

     (b) the execution and performance of this Agreement and the documents herein contemplated do not violate any applicable law, rule or regulation to which the Purchaser is subject; and

     (c) this Agreement constitutes and will constitute valid, legal and binding obligations on its part in accordance with its terms.

5.2 The Purchaser shall forthwith notify the Vendor upon becoming aware of any event which is expected to cause any of the Purchaser's warranties in Clause 5.1 to be incorrect, misleading or breached in any material respects.

5.3 The Purchaser's warranties set out in each paragraph of Clause 5.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Agreement.

6.   FURTHER ASSURANCE

     Subject to and notwithstanding Completion, each party agrees with and undertakes to the other party that at any time and from time to time upon the written request of any other party, such party will:

     (a) promptly and duly execute and deliver any and all such further instruments and documents and do or procure to be done all and any such acts or things as the other party may reasonably deem necessary in obtaining the full benefits of this Agreement and of the rights and ownership herein granted; and

     (b) do or procure to be done each and every act or thing which the other party may from time to time reasonably require to be done for the purpose of enforcing the other party's rights under this Agreement.

7.   CONFIDENTIALITY

7.1 Each party undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party any information concerning the transactions contemplated hereunder and/or the contents hereof (collectively, "Confidential Information") without the prior written approval of the other party hereto.

7.2 Nothing in this Section 7 shall prevent a party hereto from using or disclosing any Confidential Information which (a) is already known by such party at the time it is

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     disclosed to it; (b) has been rightfully received by such party from a third party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such party; (d) is independently developed by such party without use, directly or indirectly, of the Confidential Information; (e) is required to be disclosed by applicable law, regulation or legal process or by judicial order; or (f) is released in connection with the proposed spin off and listing of Hutchison Telecommunications International Limited.

7.3 Notwithstanding anything contained in this Agreement, either party acknowledges and agrees that the other party may be required by law or any competent regulatory body (including but without limitation to The Stock Exchange of Hong Kong Limited and the Securities and Futures Commission) to issue time sensitive and/or urgent announcements relating to this Agreement or matters contemplated under this Agreement. Either party shall procure to be provided to the other party a copy of each drafts of such time sensitive and/or urgent announcements promptly, and shall consider in good faith any comments provided to it in a timely manner by the other party to the extent reasonably practicable within the time frame stipulated by law or by the relevant competent regulatory body.

8.   ENTIRE AGREEMENT

8.1 This Agreement together with all other documents which are referred to in this Agreement as being required by its terms to be entered into by the parties or any of them in connection with this Agreement set out and constitute the entire agreement and understanding between the parties relating to the transactions hereby contemplated and supersede any previous or contemporaneous drafts, representations, warranties, promises, assurances, arrangements, discussions, negotiations, agreements or undertakings relating thereto whether written or oral and no party shall rely on any representations or warranties except those expressly stated herein.

8.2 No purported alteration or variation of this Agreement shall be effective unless it is in writing, refers specifically to this Agreement and is duly executed by each of the parties hereto.

9.   ASSIGNABILITY

     This Agreement shall enure for the benefit of successors of the respective parties hereto but shall not be assignable.

10.  NOTICES

10.1 Any notice or other communication given or to be given pursuant to this Agreement shall be in writing sent or delivered to the party at the address or facsimile number as set out below or as may be notified by such party to the other:-

     Vendor:-

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     Address:     22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
     Attention:   Company Secretary
     Fax no.:     (852) 2128 1778

     Purchaser:-

     Address:     22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
     Attention:   Company Secretary
     Fax no.:     (852) 2128 1778

10.2 Any notice or other communication shall be deemed to have been received if sent by facsimile, on the date of transmission, or if delivered personally, when delivered, or if sent by post, 7 days if overseas and 48 hours if local after the date of posting.

10.3 Reference in Clause 10.1 to writing shall include a notice or communication by facsimile.

11.  COSTS AND EXPENSES

     Each party shall bear its own costs and expenses in relation to the negotiations leading up to the sale and purchase of the Sale Interest and to the preparation, execution and carrying into effect of this Agreement and all other documents referred to in it which relate to the sale and purchase of the Sale Interest. The Vendor confirms that no expense of whatever nature relating to the sale and purchase of the Sale Interest has been or is to be borne by the Company.

12.  COUNTERPARTS

12.1 This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

12.2 Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

13.  INVALIDITY

     Each provision of this Agreement is severable and distinct from the others and if at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:-

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     (a)  the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

     (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

14.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the Purchaser hereby submits to the exclusive jurisdiction of the Hong Kong courts.

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IN WITNESS whereof this Agreement has been duly executed on the date first above written.

SIGNED by Susan Chow           )
for and on behalf of           )
HUTCHISON TELECOMMUNICATIONS   )   /s/ Susan Chow
INVESTMENT HOLDINGS LIMITED    )   ----------------------------
In the presence of:-           )


/s/ Patricia Hui
----------------------------


SIGNED by Ting Chan            )
for and on behalf of           )
HUTCHISON TELECOMMUNICATIONS   )   /s/ Ting Chan
INTERNATIONAL LIMITED          )   ----------------------------
In the presence of:-           )


/s/ Steven P. Allen
----------------------------

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                                   Schedule 1

Particulars of Hutchison Telecommunications International (Cayman) Holdings Limited

 1. Date of Incorporation         :   24 March 2004

 2. Place of Incorporation        :   Cayman Islands

 3. Incorporation number          :   CT-134188

 4. Address of Registered Office  :   Century Yard, Cricket Square
                                      Hutchins Drive, P.O. Box 2681GT
                                      George Town, Grand Cayman
                                      British West Indies
                                      Cayman Islands

 5. Authorised Share Capital      :   US$50,000 divided into 50,000 shares of
                                      US$1.00 each

 6. Issued Share Capital          :   US$1

 7. Shares held as follows        :

    Registered Holder     Beneficial Owner      No. of Shares Held
    -----------------     ----------------      ------------------
    Hutchison             Hutchison                      1
    Telecommunications    Telecommunications
    Investment Holdings   Investment Holdings
    Limited               Limited

 8. Directors                     :   Susan Chow
                                      Frank Sixt
                                      Robin Sng
                                      Edmond Ho
                                      Richard Chan

 9. Secretary                     :   Edith Shih

10. Auditors                      :   PricewaterhouseCoopers

11. Financial Year End Date       :   31 December

12. Outstanding Mortgages/Charges :

Date   Instrument   Property Mortgaged/Charged   Amount Secured
----   ----------   --------------------------   --------------
                    NIL

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                                   Schedule 2

                                 Group Companies

                              [CHART APPEARS HERE]